The RBB Fund, Inc.

Abbey Capital Futures Strategy Fund (the “Fund”)

Class I Shares (Ticker: ABYIX)

Class A Shares (Ticker: ABYAX)

Class C Shares (Ticker: ABYCX)

Supplement dated September 16, 2014

to the Fund’s Prospectus and Statement of Additional Information, each dated June 30, 2014, as supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

On September 16, 2014, the Board of Directors of The RBB Fund, Inc. approved a new Trading Advisory Agreement between Revolution Capital Management LLC (“Revolution”), the Fund’s subsidiary, Abbey Capital Offshore Limited, and Abbey Capital Limited, the Fund’s investment adviser. The prior Trading Advisory Agreement with Revolution automatically terminated on September 4, 2014 as a result of a change in control of Revolution.  The new Trading Advisory Agreement contains substantially the same terms as the prior Trading Advisory Agreement.

A special meeting of shareholders of the Fund will be held on October 17, 2014, at which shareholders will be asked to consider and approve the new Trading Advisory Agreement.  Shareholders of record of the Fund as of September 16, 2014 will be entitled to vote and should expect to receive a proxy statement providing more information about the new Trading Advisory Agreement.

Please retain this Supplement for future reference.